                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): APRIL 24, 2003



                                  DATAKEY, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    MINNESOTA
                 (State or Other Jurisdiction of Incorporation)


         0-11447                                      41-1291472
(Commission File Number)                 (I.R.S. Employer Identification Number)


                            407 WEST TRAVELERS TRAIL
                           BURNSVILLE, MINNESOTA 55337
               (Address of Principal Executive Offices) (Zip Code)


                                  612-890-6850
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements:  None.

         (b)      Pro forma financial information:  None.

         (c)      Exhibits:

                  Exhibit 99    Press release dated April 24, 2003.

ITEM 9.           REGULATION FD DISCLOSURE.

     The following information is furnished in satisfaction of Item 12 "Disclosure of Results of Operations and Financial Condition" of Form 8-K and is being presented under Item 9 "Regulation FD Disclosure" of Form 8-K pursuant to guidance provided in the Securities and Exchange Commission's Release No. 33-8216.

     On April 24, 2003, Datakey, Inc. issued a press release announcing its 2003 first quarter financial results and the receipt of notice of possible Nasdaq Delisting. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this Report as if fully set forth herein.







                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 24, 2003

                                    DATAKEY, INC.



                                    By    /s/ Alan G. Shuler
                                      ------------------------------------------
                                      Alan G. Shuler
                                      Vice President and Chief Financial Officer






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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  DATAKEY, INC.
                            EXHIBIT INDEX TO FORM 8-K



Date of Report:                                             Commission File No.:
April 24, 2003                                                           0-11447

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                                  DATAKEY, INC.

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EXHIBIT NO.             ITEM

99                      Press Release dated April 24, 2003